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                              ZENITH LIFE PLUS II

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Supplement dated November 13, 1995
                        to Prospectus dated May 1, 1995

  New England Variable Life Insurance Company (the "Company") is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995. If the merger is consummated, the Company will become a direct or indirect wholly-owned subsidiary of MetLife. The Company is not expected to be affected by the merger except to the extent that assets of The New England may be transferred to the Company in connection with consummation of the merger.

                               ----------------

  The second paragraph under the heading "Scheduled Premium Recalculation" on page A-24 of the prospectus is deleted in its entirety and is replaced with the following paragraph:

  If the Policy earned a net return of greater than 4.5%, if you made unscheduled payments, if less than the guaranteed maximum charges were deducted or if you made no loans or withdrawals of cash value, the increase in the scheduled premium could be reduced, or possibly avoided. Generally, the Policy's scheduled premium will not increase if the Policy's sub-accounts have earned the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and applicable Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class, and: you have paid each scheduled premium (and have not used the Special Premium Option to skip payments); you have made no loans, partial withdrawals, partial surrenders or unscheduled payments; and all Policy charges including cost of insurance charges remain at the levels currently established for Policy Dates and Policy anniversaries occurring on or after July 1, 1995 and are not increased. (See "Level Premium Rider".)

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  The following paragraphs are added after the first full paragraph on page A-
45 of the prospectus in the section "Tax Considerations":

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401(a) of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the Policy. The participant's cost basis

VL-100-95
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will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

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  The last sentence in the fourth paragraph under the heading "Default and
Lapse Options" on page A-26 of the prospectus is amended to read as follows:

  Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code.

                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 13, 1995 to
                          Prospectus dated May 1, 1995

BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK STOCK INDEX SERIES
BACK BAY ADVISORS BOND INCOME SERIES      DRAYCOTT INTERNATIONAL EQUITY SERIES
BACK BAY ADVISORS MANAGED SERIES          ALGER EQUITY GROWTH SERIES
LOOMIS SAYLES AVANTI GROWTH SERIES        VENTURE VALUE SERIES
LOOMIS SAYLES SMALL CAP SERIES            CAPITAL GROWTH SERIES
LOOMIS SAYLES BALANCED SERIES
WESTPEAK VALUE GROWTH SERIES


  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P. Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining two Series offered through this prospectus are not affiliated with The New England or NEIC.

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other two Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted.

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DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

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ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")


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LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

                               ----------------

VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which in turn, is controlled by Shelby M. C. Davis.

  Shelby M. C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

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